SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             ------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                           the Securities Act of 1934

          Date of Report (Date of earliest event report) July 11, 1996


                           Professional Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

Pennsylvania                           0-11223             95-3701137
(State or other jurisdiction           (Commission         (IRS Employer
of incorporation)                       File Number)        Identification No.)


                   606 Broadway, Santa Monica, CA          90401
              (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (310) 458-1521



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Item 5.     Other Events

      The Registrant has entered into a settlement agreement, the contents of which may be important to security holders. The settlement agreement, which is attached as Exhibit 1, is hereby incorporated by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Professional Bancorp, Inc.


Dated:  July 19, 1996           By:   /s/ John S. Buchanan
                                      John S. Buchanan, President and
                                      Chief Executive Officer



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Exhibit 1

                                   AGREEMENT


      THIS AGREEMENT is dated as of July ___, 1996, between and among PROFESSIONAL BANCORP, INC. ("Bancorp"), FIRST PROFESSIONAL BANK NATIONAL ASSOCIATION ("Bank"), JOEL W. KOVNER ("Kovner"), DANIEL S. RADER ("Rader"), DAVID G. RODEFFER ("Rodeffer"), RICHARD A. BERGER ("Berger"), JAMES B. JACOBSON ("Jacobson"), ANTHONY R. KOVNER ("Anthony Kovner"), RONALD L. KATZ ("Katz") and LYNN O. POULSON ("Poulson") (collectively, "Management") and the SHAREHOLDERS PROTECTIVE COMMITTEE-PROFESSIONAL BANCORP (the "Committee").

                                    Recitals

      A. Bancorp, a Pennsylvania corporation, is a bank holding company, and Bank is its wholly-owned subsidiary. The current members of the Board of Directors of Bancorp (the "Current Board") are Kovner, Rodeffer, Berger, Jacobson, Anthony Kovner, Katz and Poulson (collectively, the "Current Directors").

      B. Bancorp's annual shareholders meeting (the "Shareholders Meeting") is the subject of a proxy contest in which Management and the Committee have each submitted a slate of directors for nomination and election to the Board of Bancorp. In addition, there are a number of other matters in dispute between Management and the Committee and its members.

      C. The parties wish to resolve all of their outstanding disputes and provide for the transition of the business and affairs of Bancorp and the Bank (the "Transition") in an orderly manner.

      D. The Committee is a group of shareholders who filed a Form 13-D with the Securities and Exchange Commission.

      NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

      1.  Board Matters.

          a. 1996 Annual Meeting Votes. Management hereby withdraws its challenges to the proxies solicited by the Committee. Accordingly, the parties agree that as a result of the votes cast at the Shareholders Meeting, the following persons were elected as directors of Bancorp (the "New Board"):
(i) Committee designees: Julie P. Thompson ("Thompson"), Ray T. Oyakawa ("Oyakawa"), Joel S. Moskowitz ("Moskowitz"), and Alan S. Borstein ("Borstein"); and (ii) Management designees: Berger, Katz and Poulson. If for any reason any Committee designee is unable to serve as a director of Bancorp (including failure to obtain any required regulatory approval) or, as a result of resignation or otherwise, is no longer a director of Bancorp, a majority of the other designees of the Committee, after consulting with the Committee (if it is still in existence), shall designate the replacement and all members of the New Board shall vote for such replacement. If for any reason any Management designee is unable to


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serve as a director of Bancorp (including failure to obtain any required regulatory approval) or is no longer a director of Bancorp, as a result of resignation or otherwise, the other designees of Management shall designate the replacement (who shall not be Kovner) and all members of the New Board shall vote for such replacement; provided, however, that if two or more of the original Management designees are unable to serve or are no longer directors of Bancorp, the remaining members of the New Board shall designate their replacements. The parties agree that Thompson and Poulson shall serve as co-chairpersons of the New Board. Furthermore, as a result of such votes, Bancorp's 1996 Non-Employee Director Stock Option Plan was not approved by the shareholders and KPMG Peat Marwick LLP was approved as Bancorp's independent public accountants.

          b. Selection of Interim Bancorp Chief Executive Officer. The parties agree that John S. Buchanan ("Buchanan") shall be appointed interim President and Chief Executive Officer of Bancorp for a term of not less than four (4) months at a salary of Twenty Thousand Dollars ($20,000) per month and benefits as agreed to by the New Board, which salary and benefits shall be allocated appropriately between Bancorp and Bank. Bancorp, Bank and Buchanan shall enter into a letter agreement reflecting the terms set forth in this paragraph. During the interim period, the New Board shall initiate a search for a permanent President and Chief Executive Officer and Buchanan shall be one of the possible candidates.

          c. Election of Bank Directors. The New Board shall take all efforts to promptly (i) cause the size of the board of directors of Bank to be increased to nine (9) members (one seat to be designated for the President of Bank); and (ii) cause the election as directors of Bank of eight persons: four
(4) designees of the Committee, Buchanan (for so long as he is the President of Bank) and three (3) designees of Management (no person shall initially be elected as the ninth director). It is the present intent of the Committee to designate Thompson, Oyakawa, Moskowitz, and Borstein as its designees as directors of Bank. If for any reason any designee is unable to serve as a director of Bank (including failure to obtain any required regulatory approval) or is no longer a director of Bank, as a result of resignation or otherwise, a majority of the other designees of the Committee, after consulting with the Committee (if it is still in existence), shall designate the replacement and all members of the New Bank Board shall vote for such replacement. It is the present intent of Management to designate Berger, Katz and Poulson as its designees as directors of Bank. If for any reason any designee is unable to serve as a director of Bank (including failure to obtain any required regulatory approval) or is no longer a director of Bank, as a result of resignation or otherwise, the other designees of Management shall designate the replacement (who shall not be Kovner) and all members of the New Bank Board shall vote for such replacement; provided, however, that if two or more of the original Management designees are unable to serve or are no longer directors of Bank, the remaining members of the New Bank Board shall designate their replacements. A majority of the designees of the Committee may at any time designate a person to serve as the ninth director, and all members of the New Bank Board shall vote for such designee.

          d.  Selection of Interim Bank Chief Executive Officer. The New
Board shall take all efforts to cause Buchanan promptly to be elected as the interim President and Chief Executive Officer of the Bank for a term of not less than four (4) months for no additional salary or benefits other than those provided pursuant to paragraph 1(b). Bancorp, Bank and Buchanan shall enter into a letter agreement reflecting the terms set forth in this paragraph. During the interim period, the New Bank Board shall initiate a search for a permanent President and Chief Executive Officer and Buchanan shall be one of the possible candidates.



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          e.  1997 Bancorp Nominees. It is the intent of the parties, provided the New Board is conducting the affairs of the corporation up to the standards of a properly and smoothly functioning and effective board of directors, that four (4) nominees selected by a majority of the four (4) directors designated by the Committee pursuant to paragraph 1(a) or their replacements (the "Four Committee Directors") and three (3) nominees selected by the three (3) directors designated by Management pursuant to paragraph 1(a) or their replacements, be nominated and elected as directors of Bancorp at the 1997 annual shareholders meeting (the "1997 Meeting") of Bancorp. The New Board shall take all efforts to cause the nomination and election at such meeting of the seven (7) nominees selected pursuant to the preceding sentence unless a majority of the Four Committee Directors determine at least sixty (60) days prior to the 1997 Meeting, in their good faith reasonable discretion, that the New Board is not conducting the affairs of the corporation up to the standards of a properly and smoothly functioning and effective board of directors, in which case all parties may proceed to nominate candidates in the manner prescribed in the Bancorp ByLaws.

          f. 1997 Bank Nominees. It is the intent of the parties, provided the New Bank Board is conducting the affairs of the corporation up to the standards of a properly and smoothly functioning and effective board of directors, that four (4) nominees selected by a majority of the four (4) directors designated by the Committee pursuant to paragraph 1(c) or their replacements (the "Four Committee Bank Directors") and the three (3) directors designated by Management pursuant to paragraph 1(c) or their replacements, be nominated and elected as directors of Bank at the 1997 annual shareholder meeting of Bank. The New Bank Board shall take all efforts to cause the nomination and election at such meeting of the seven (7) nominees selected pursuant to the preceding sentence unless a majority of the Four Committee Bank Directors determine, in their good faith reasonable discretion, that the New Bank Board is not conducting the affairs of the corporation up to the standards of a properly and smoothly functioning and effective board of directors, in which case the directors of Bancorp shall be free to cause the nomination of the seven persons they choose. It is understood and agreed for the 1997 annual shareholder meeting of Bank (i) that one of the two remaining directorships shall be filled by the President of Bank and that the nomination and election of such director shall be as determined by the directors of Bancorp; and (ii) that the other remaining directorship shall remain vacant, unless filled pursuant to the provisions of the last sentence of paragraph 1(c), in which case the nomination and election of such director shall be as determined by a majority of the designees of the Committee serving on the New Bank Board.

          g. Reimbursement of Committee and Current Directors Fees and Expenses. The Committee has demanded that the current directors of Bancorp and Bank pay the Committee, as damages, its expenses, including legal fees and expenses and proxy solicitation expenses. The amount of such expenses has not yet been fully ascertained and has not yet been presented to Bancorp and/or Bank. The current directors of Bancorp and Bank agree that as part of this settlement the reasonable attorneys fees and expenses and proxy solicitation expenses of the Committee should be paid by them subject to indemnity by Bancorp and Bank. Bancorp and/or Bank, which are obligated to indemnify the current Directors, agree in partial satisfaction of their obligation to indemnify the current directors, to pay the reasonable attorneys fees and expenses and proxy solicitation expenses of the Committee promptly on presentation, subject to the approval of the New Board. Berger, Poulson and Katz, as interested Directors, will abstain from such approval by the New Board. Bancorp and Bank further agree to indemnify their current directors against all attorneys fees and expenses incurred by their current directors (to Bryan Cave LLP, Horgan, Rosen, Beecham and Coren, Harkin and Cunningham) in defense of the claims against the current directors by the Committee and its members, subject to approval of the New Board. Berger, Poulson and Katz will abstain from such approval by the New Board. Bancorp and Bank, subject to prior review and approval by their current boards of directors, agree to pay all reasonable fees and expenses incurred by


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Bancorp or Bank on or before July 8, 1996 to Bryan Cave LLP (which include the fees and expenses incurred in the defense of their current directors which are subject to indemnity as provided herein), Horgan, Rosen, Beecham and Coren, Harkin and Cunningham and D.F. King. In the event that after July 8, 1996, Bancorp or Bank request Bryan Cave LLP or Horgan Rosen Beecham and Coren to perform legal services, the billings of such firms for such services shall be paid by Bancorp or Bank in the ordinary course of business.

          h. Representation of Current Directors. The current directors of Bancorp and Bank, respectively, represent that there have been no actions taken out of the ordinary course of business by Bancorp or Bank since March 31, 1996 (including without limitation any changes in management compensation or other management arrangements) and agree that they shall not take any such action until such time as the New Board and New Bank Board are installed in accordance with this Agreement and applicable law, except proxy and litigation related expenses, and a contract with Michael Porcello.

          i. Indemnification. The parties agree and confirm that the Current Directors, New Board, and New Bank Board shall be entitled to the indemnification benefits and coverage as provided in the applicable Articles and By-Laws of Bancorp and Bank and applicable state and federal law; New Board and New Bank Board agree to maintain Directors' and Officers' insurance.

          j. Cooperation. Wherever this Agreement indicates that the New Board shall take any action, it is understood and agreed that the parties shall all use their best efforts to cause the New Board to take such action.

      2.  Transition Matters

          a. Retiring Current Directors. The Current Directors not elected for a new term pursuant to paragraph 1(a) shall make themselves available for reasonable consultation and marketing and sales efforts for purposes of the Transition.

          b. Transition Consultant. The parties agree that Bank will hire an independent strategic planning consultant on an interim basis to assist the New Bank Board in developing a plan for the Transition for reasonable and customary compensation as agreed between the consultant and the Bank.

          c. Best Efforts to Effect Transition. All parties shall use their best efforts to effectuate the Transition at Bancorp and Bank levels as soon as possible in an orderly manner and to enable Bancorp and Bank to retain their employees, depositors and customers. In particular, all parties will cooperate with all regulatory authorities having jurisdiction over Bancorp or the Bank to facilitate any required qualification of the new Directors and chief executive officers of Bancorp and the Bank (and Management agrees to use its best efforts to assist such individuals in obtaining any required regulatory approvals as soon as is reasonably possible) and to keep both Bancorp and the Bank in good standing with all regulatory authorities.

          d. Press Release and Letter to Employees. Promptly after the execution hereof, the parties shall issue the press release and letter to employees pursuant to paragraph 9.



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      3.  Kovner.

          a. Kovner shall resign as Chairman of the Board, President and Chief Executive Officer of Bancorp and the Bank, effective at 6:00 p.m., Pacific time, on Tuesday July 9, 1996, and shall have no offices or responsibilities with respect to Bancorp or the Bank except as set forth in Paragraph 3(c). The above notwithstanding, if requested by the New Board, Kovner shall retain any offices for such period as may be requested by the New Board. During any such period, (i) Kovner shall call meetings of either Board at the request of a majority of the other members of the respective Board of Directors; and (ii) at any Board meeting of Bancorp or Bank, the designees of the Committee must represent a majority of those present for there to be a quorum for purposes of carrying on business. Kovner shall have ten (10) days to vacate his office and shall continue to have secretarial support during that period.

          b. Concurrently herewith, Kovner shall enter into a Settlement Agreement and Release in the form attached hereto as Exhibit A. In addition, Kovner shall not take, use or disclose, directly or indirectly, trade secrets or other confidential or proprietary information of Bancorp or Bank. For a period of five (5) years from the date hereof, Kovner shall not participate in any proxy solicitation with respect to Bancorp except as directed by the then board of directors of Bancorp.

          c. Provided Kovner executes and does not cancel the Settlement Agreement and Release referred to in paragraph 3(b) for a period of eight (8) days thereafter and provided this Agreement is not cancelled pursuant to paragraph 11, Kovner shall be paid by Bancorp and Bank as an independent consultant to Bancorp and Bank for a period of thirty (30) months from the date of this Agreement, as follows:

              (i) Bank shall pay Kovner Twenty Thousand Eight Hundred Thirty-Three Dollars ($20,833) per month for 30 months from the date of this Agreement in lieu of all other compensation, benefits and entitlements from Bancorp or Bank, except as provided below;

              (ii) Bank shall honor all of its obligations to Kovner under his Executive Salary Continuation Agreement of May 1, 1992 (the "Salary Continuation Plan");

              (iii) Kovner shall be entitled to have his current health benefits continued, or to obtain at Bancorp's or Bank's expense comparable benefits, at no material increased cost (excluding normal policy increases) for the remainder of the period ending sixty (60) months from the date of this Agreement;

              (iv) Kovner shall be entitled to have his current disability benefits continued, or to obtain at Bancorp's or Bank's expense comparable benefits, at no material increased cost (excluding normal policy increases) for the remainder of the period ending thirty-six (36) months from the date of this Agreement;

              (v) The exercise date of the options to purchase 354,579 shares of Bancorp granted to Kovner by Bancorp shall be extended so that the options can be exercised through December 31, 2000, to the extent permitted by the stock option plans pursuant to which the options were granted. In the event such extension is not permitted, Bancorp agrees to modify the applicable plan or issue Kovner an equivalent number of warrants in exchange for the cancellation of the options;

              (vi) Kovner shall receive up to an aggregate of Twenty Five Thousand Dollars ($25,000) in accrued vacation pay in accordance with Bank's and


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Bancorp's current practices and policies. Said accrued vacation shall be paid to
Kovner, at his election, on July 31, 1996 or January 2, 1997;

              (vii) Bank shall continue to make Kovner's current automobile available for twenty-four (24) months, and Kovner will have the right to purchase the automobile at the end of such period for its fair market value;

              (viii) Kovner shall have the right, at any time for up to twenty-four (24) months from the date of this Agreement, to require Bancorp or Bancorp's designee to purchase up to 25,000 shares of Bancorp presently owned by Kovner at a price per share equal to the average closing price of Bancorp shares for the 90 days preceding the date of notice of exercise, which right may be exercised from time to time up to an aggregate of 25,000 shares, by serving
30 days written notice to Bancorp.

          d. Kovner agrees that any loan that he, his family or any affiliate or related entity has with Bancorp or Bank shall be repaid pursuant to its current terms and shall be fully secured in accordance with all regulatory requirements and normal Bank practices for unrelated loans. Bancorp and Bank agree to renew such loans if the borrowers thereunder are in compliance with the terms thereof for the remainder of the period ending thirty (30) months from the date of this Agreement, at which time such loans shall be due and payable. Bank or Bancorp may apply any payments due Kovner under this Agreement, including under the Salary Continuation Plan, to the payment of any of these loans if Kovner breaches this Agreement or he, his family or any of his affiliates or related entities breaches any term of a loan. Any such application shall be treated as a set-off which Bancorp or Bank may exercise in its or their sole discretion.


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      4.  Rodeffer.

          a. Rodeffer shall have the right to attend that portion of the meeting of the New Board scheduled for 8:00 a.m., Pacific time, on Wednesday, July 10, 1996, which deals with the status of his employment.

          b. Rodeffer shall have the option, exercisable by giving written notice to Buchanan at the offices of Bank on or before 12:00 noon, Pacific time, on Thursday, July 11, 1996, to resign from all positions with Bancorp and Bank, effective at 12:01 p.m., Pacific time, on Thursday, July 11, 1996. If Rodeffer exercises such option:

              (i) Rodeffer shall be entitled, provided the provisions in the first sentence of section 4(a)(ii) have been met and provided this Agreement has not been cancelled pursuant to paragraph 11, to a severance payment of One Hundred Fifty Thousand Dollars ($150,000) payable in installments of Twelve Thousand Five Hundred Dollars ($12,500) per month; and

              (ii) Rodeffer shall enter into, and shall not have canceled for a period of eight (8) days thereafter, a Settlement Agreement and Release in the form attached hereto as Exhibit B. In addition, Rodeffer shall not take, use or disclose, directly or indirectly, trade secrets or other confidential or proprietary information of Bancorp or Bank (this shall not be construed to prevent Rodeffer from engaging in any profession, trade or business in competition with Bancorp or Bank).


      5. Rader. Rader shall serve as Chief Financial Officer of Bancorp and Bank at the pleasure of the New Board and the New Bank Board, respectively, and shall enter into a two (2) year employment agreement on terms reasonably consistent with his current terms of employment.

      6. Other Employees. The new Boards of Bancorp and Bank shall adopt a reasonable employee severance policy which will recognize service to the Bank, which policy shall be approved by a majority of the New Board and the New Bank Board, including Poulson and Berger.

      7.  Shareholder Meeting and Other Matters.

          a. With respect to the Shareholders Meeting, the final tabulations and minutes of the election will include all of the Committee's proxy votes as cast with respect to the election of directors, the 1996 Non-Employee Director Stock Option Plan and the approval of Bancorp's auditors, and the inspectors of election shall be directed to issue a revised final report based on and consistent with this sentence and paragraph 1 of this Agreement.

          b. Based upon the advice of counsel, the parties agree that no group was formed that constitutes a "control transaction" within the meaning of 15 Pa. C.S.A. ss. 2541-8, that no "control-share acquisition" has occurred for purposes of the Pennsylvania Control-Share Acquisition Statutes (15 Pa. C.S.A. ss. 2561-8), that no change of control notice is required to be filed with the Federal Reserve Bank of San Francisco or the Federal Reserve Board, and that no change of control notice is required to be filed with the Office of the Comptroller of the Currency.

               c. The parties shall instruct the firm of Bryan Cave LLP to advise the appropriate regulatory authorities that, based on further information made available to Bancorp and Bank, the firm, Bancorp and Bank are withdrawing the letters of June 3, 1996, June 12, 1996 and June 17, 1996 and the factual and legal assertions contained therein.



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      8.  Dismissal of Litigation and Releases. No party shall ask for a postponement or continuance of the hearing before the United State District Court or the Central District of California scheduled for July 12, 1996, even if this Agreement is canceled pursuant to paragraph 11 below. The parties agree to immediately cease all activities in connection with the litigation actions listed on Exhibit C (other than the filing of any documents in the Federal Court action listed thereon on July 5, 1996) (the "Litigation"). All of the Litigation listed on Exhibit C shall promptly, after 12:00 noon, Pacific time, on July 11, 1996, be dismissed with prejudice and the parties shall cause the release attached as Exhibit D (the "Release"), to be executed by all of the parties thereto; provided, however, that the parties shall request the Federal Court to retain jurisdiction to enforce this Agreement.

      9. Press Release and Other Communications. The parties agree to promptly issue a joint press release, in form acceptable to each party, indicating that all outstanding matters have been resolved, and to issue a jointly approved letter to employees. The parties agree that no party shall make any comments or statements in any way detrimental to any other party.

      10. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case in any jurisdiction or jurisdictions because it conflicts with any provisions of any Constitution, statute, rule of public policy, or any other reason, such circumstance shall not have the effect of rendering the provision in question inoperable or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever.

      11.  Cancellation of the Agreement.

           a.  The current Board of Directors of Bancorp (the "Current
Board") shall have the right to cancel this Agreement (other than the first sentence of paragraph 8) at any time prior to 12:00 noon, Pacific Time on Monday, July 8, 1996, by giving written notice to counsel for the Committee, only if the Current Board determines in good faith, based upon a reasonable investigation of the character and qualifications of Thompson, Moskowitz, Borstein, and Buchanan, that it would be detrimental to Bancorp that Thompson, Moskowitz or Borstein serve as directors of Bancorp or that Buchanan serve as interim President and Chief Executive Officer of Bancorp. The Committee shall make Thompson, Moskowitz, Borstein and Buchanan available to the Current Board in person or by telephone, for purposes of interviewing them. Any statements made in the course of such interviews shall be made in the context of settlement negotiations and shall not be admissible in evidence or available for use for any other purpose.

           b.  This Agreement shall be submitted to St. Paul Insurance
Company ("Insurer") for its consent to the terms of settlement contained herein. If Insurer has not consented to the terms of this Agreement by 12:00 noon, Pacific time, on July 11, 1996, this Agreement shall be cancelled unless Bancorp elects to waive the requirement that the consent of Insurer be obtained. In order to save Bancorp and Bank further expense, the parties have agreed not to pursue further discovery in pending litigation and have agreed not to postpone the hearing for July 12, 1996 in such litigation. Accordingly, if this Agreement is cancelled because the consent of Insurer is not obtained and Bancorp does not waive the requirement therefor:

               (i) the parties shall stipulate that the challenges to the proxies solicited by the Committee have been withdrawn, that the following persons were elected as directors of Bancorp at the shareholders meeting:


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Thompson, Oyakawa, Moskowitz, Borstein, Berger, Katz and Poulson, that Bancorp's
1996 Non-Employee Director Stock Option Plan was not approved by the shareholders and that KPMG Peat Marwick LLP was approved as Bancorp's independent public accountants; and

               (ii) no party shall take any action to, or otherwise attempt to, alter or change the election results set forth in paragraph 11(b)(i).

      12. Survival of Obligations. All covenants, warranties and other provisions of this Agreement shall survive the cancellation, termination or expiration of this Agreement.

      13. Execution. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. On or before 12:00 noon, Pacific time, on July 11, 1996, the Committee shall obtain the signatures of a majority of its members authorizing the execution of this Agreement on behalf of the Committee, and the Committee shall cause all of its members to execute the Release as soon as practicable thereafter.

      14. Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns.

      15. Governing Law. The rights and obligations of the parties hereto shall be governed by the laws of the State of California.

      16. Attorneys' Fees. In the event of any dispute relating to this Agreement, the prevailing party will be entitled to reasonable attorneys' fees and costs.


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      17.  Further Assurances.  Each party hereby agrees to execute and deliver all such other documents or instruments and to take any action as may be reasonably required in order to effectuate the intent, purposes and terms of this Agreement.

      IN WITNESS WHEREOF, the parties have set their hands as of the date first above written.

                                  PROFESSIONAL BANCORP, INC.

                                  By:  _________________________________

                                  Title:  ______________________________


                                  FIRST PROFESSIONAL BANK
                                       NATIONAL ASSOCIATION

                                  By:  _________________________________

                                  Title:  ______________________________


                                  ------------------------------------
                                  JOEL W. KOVNER, Dr., P.H. MPH.


                                  ------------------------------------
                                  DANIEL S. RADER


                                  ------------------------------------
                                  DAVID G. RODEFFER, MPH.


                                  ------------------------------------
                                  RICHARD A. BERGER


                                  ------------------------------------
                                  JAMES B. JACOBSON


                                  ------------------------------------
                                  ANTHONY R. KOVNER, Ph.D.


                                  ------------------------------------
                                  RONALD L. KATZ


                                     - 12 -


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                                  ------------------------------------
                                  LYNN O. POULSON, J.D.


                                  SHAREHOLDERS PROTECTIVE COMMITTEE-
                                        PROFESSIONAL BANCORP

                                  By:  _________________________________

                                  Title:  ______________________________

The undersigned members of the New Board and New Bank Board hereby execute this Agreement for the purpose of expressing their consent to all references to activities by the New Board and New Bank Board as set forth herein, and hereby approve this Agreement.

                                  ---------------------------------------
                                  JULIE THOMPSON

                                  ---------------------------------------
                                  RAY T. OYAKAWA, M.D.

                                  ---------------------------------------
                                  JOEL MOSKOWITZ

                                  ---------------------------------------
                                  ALAN S. BORSTEIN




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                                   EXHIBIT A

                   SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

        THIS SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS is made this ___ day of July, 1996, between and among PROFESSIONAL BANCORP, INC. and FIRST PROFESSIONAL BANK NATIONAL ASSOCIATION (collectively, "Employee") and JOEL W. KOVNER ("Employee").


                                   BACKGROUND

      Employee and Employer wish to resolve and permanently settle any and all claims and all other issues relating to the ending of Employee's employment with Employer, including any present or past claims by Employee against the Employer, any and all related entities of Employer, the Professional Bancorp Shareholders Protective Committee, and the directors, officers, employees and agents of all of them (collectively, the "Employer Group").

      NOW THEREFORE, Employer and Employee promise, agree and state as follows:

      1.  Employee promises, agrees and states that:

          a.  Employee's employment by Employer ended on July ___, 1996.

          b. Employee has not filed and will not file or appeal, any lawsuit, administrative charge, or other claim about his employment or its ending, or any lawsuit, charge or claim, filed or appealed, shall be dismissed or withdrawn by Employee permanently without right to refile or renew that lawsuit, charge or claim.

          c. Employee forever waives and releases the Employer Group from any and all claims, including without limitation race, sex, national origin, handicap, religious, benefit or age discrimination or retaliation, under

              (i) Title VII of the Civil Rights Act of 1964, (42 United States Code beginning at Section 2000e),

              (ii) the Employee Retirement Income Security Act or ERISA, (29 United States Code beginning at Section
                     1001),

              (iii) the Reconstruction Era Civil Rights Acts (42 United States Code beginning at Section 1981),

              (iv) the Age Discrimination in Employment Act "ADEA" (29 United States Code, Sections 621 through 634),

              (v) Americans with Disabilities Act of 1990 "ADA" (42 United States Code beginning at Section 12111), and

              (vi)   the Family and Medical Leave Act of
                     1993 "FMLA" (29 United States Code
                     beginning at Section 2601).


                                    - A-1 -

          d. Employee further forever waives and releases the Employer Group from any and all claims, liabilities, damages, penalties, obligations, actions and causes of action (hereinafter "Claims"), whether past, present or future, whether now known or unknown, and whether arising out of common law, constitution, statute or regulation as long as the Claim arises out of an act or omission occurring on or before the date of this Agreement, which includes but is not limited to Claims arising out of or relating to Employee's employment or Employee's termination, breach of contract, defamation, misrepresentation, public policy, wrongful or constructive termination, infliction of emotional distress, or the California Fair Employment and Housing Act, as amended, California Government Code ss. 12900, et seq., and the California Labor Code, or any Pennsylvania fair employment or discrimination laws or regulations.

          e. Employee further forever waives and gives up any right to payment of attorneys' fees.

          f. Employee further forever waives and renounces any right to reinstatement of employment, whether temporary or permanent, part-time or full-time, in any capacity with Employer, and promises never to apply for or otherwise seek employment with Employer.

          g. As part of this general release, and not by way of limitation, Employee expressly waives any right Employee may have under ss. 1542 of the California Civil Code, which states:

                   "A general release does not extend to claims which
                    the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          h. Employee agrees not to apply for any unemployment benefits as a result of his termination of employment with Employer.

          i. Employee understands and agrees that Employee may later discover facts in addition to or different from those which Employee now knows or believes to be true with respect to the subject matters of this Agreement, but that it is nevertheless Employee's intention by signing this Agreement to fully, finally and forever release any and all claims, whether now known or unknown, suspected or unsuspected, which now exist, may exist or previously have existed as set forth herein.

      2. Employee also promises and agrees not to make any negative or disparaging remarks about the Employer Group or to volunteer, start or encourage any statement or action which could hurt the business or reputation of the Employer Group.

      3. In consideration of Employee's releases set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Employer agrees that, unless this Agreement is revoked by Employee under Section 15(c) below, Employee shall receive the payments, benefits or other considerations set forth in Section 3.c. of the Settlement Agreement dated July __, 1996, to which this Agreement is an Exhibit (the "Settlement Agreement").


                                    - A-2 -

      4. Employee agrees that the execution by the Employer of the Settlement Agreement and the amounts paid pursuant to the Settlement Agreement are paid in exchange for Employee's promises and releases in Sections 1 and 2, are not otherwise owed to Employee under any policy, obligation or benefit plan of the Employer, and fully satisfy all of Employee's claims against the Employer and the Employer Group.

      5. Employer does not admit any violation of any federal or state statute, the common law, or of Employee's rights. To the contrary, the Employer denies any violation and makes this Agreement only to settle finally all claims and issues relating to Employee's employment, resignation or termination.

      6. Each party represents and acknowledges that in executing this Agreement it/he did not rely and has not relied upon any promise, representation or statement not in this Agreement and Release made by the other party or the other party's attorneys about the subject matter, basis or effect of this Agreement or otherwise.

      8. The provisions of this Agreement and Release are severable; if any part of it is found to be unenforceable, the remaining parts shall remain fully valid and enforceable.

      9. Each party has adequate knowledge of the facts and law with respect to the advisability of making the settlement provided for within, with respect to the advisability of executing this agreement, and with respect to the meaning of California Civil Code Section 1542. Each party has made such investigation of the facts pertaining to this settlement and this Agreement, and all of the matters pertaining thereto, as the party deems necessary. Each party has read this Agreement and understands the contents thereof.

      10. This Agreement shall be deemed to have been executed and delivered within the State of California and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

      11. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by all parties hereto. In the event of arbitration or litigation hereafter arising from or relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

      12. This Agreement is binding upon and shall inure to the benefit of the parties hereto, and their respective successors.

      13. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterpart(s), shall constitute one Agreement which shall be binding upon and effective as to all parties.

      14. This Agreement is being made as part of the Settlement Agreement among Employee and others to which this Agreement is an Exhibit. To the extent that there is any conflict between the terms of this Agreement and the Settlement Agreement, the Settlement Agreement shall control.


                                    - A-3 -

      15.  Employee is hereby advised:

           a.  to CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS
               AGREEMENT;

           b. that EMPLOYEE HAS TWENTY-ONE (21) DAYS WITHIN WHICH TO CONSIDER AND SIGN THIS AGREEMENT; and

           c. that EMPLOYEE MAY CANCEL THIS AGREEMENT WITHIN SEVEN (7) DAYS AFTER SIGNING THIS AGREEMENT; and that this Agreement is not effective or enforceable until this seven (7) day period has expired.

      16.  EMPLOYEE, BY SIGNING THIS AGREEMENT, UNDERSTANDS AND INTENDS TO
WAIVE ALL CLAIMS AGAINST THE EMPLOYER, THE PROFESSIONAL BANCORP SHAREHOLDERS PROTECTIVE COMMITTEE, AND THEIR RESPECTIVE OFFICERS, EMPLOYEES AND OTHER AGENTS, INCLUDING ALL CLAIMS FOR FEES. EMPLOYEE ADMITS EMPLOYEE ENTERS INTO THIS AGREEMENT KNOWINGLY, VOLUNTARILY AND AFTER HAVING CONSULTED WITH OR HAVING THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY FOR A COMPLETE REVIEW OF THIS DOCUMENT.

      Employee and Employer, by signing below, indicate their knowing and voluntary agreement to the terms hereof.


                                  PROFESSIONAL BANCORP, INC.

                                  By:__________________________________

                                  Title:_______________________________


                                  FIRST PROFESSIONAL BANK NATIONAL
                                       ASSOCIATION

                                  By:___________________________________

                                  Title:________________________________


                                  --------------------------------------
                                  JOEL W. KOVNER




                                    - A-4 -

                                   EXHIBIT B

                   SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

      THIS SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS is made this ___ day of July, 1996, between and among PROFESSIONAL BANCORP, INC. and FIRST PROFESSIONAL BANK NATIONAL ASSOCIATION (collectively, "Employee") and DAVID G. RODEFFER ("Employee").


                                   BACKGROUND

      Employee and Employer wish to resolve and permanently settle any and all claims and all other issues relating to the ending of Employee's employment with Employer, including any present or past claims by Employee against the Employer, any and all related entities of Employer, the Professional Bancorp Shareholders Protective Committee, and the directors, officers, employees and agents of all of them (collectively, the "Employer Group").

      NOW THEREFORE, Employer and Employee promise, agree and state as follows:

      1.  Employee promises, agrees and states that:

          a.  Employee's employment by Employer ended on July ___, 1996.

          b. Employee has not filed and will not file or appeal, any lawsuit, administrative charge, or other claim about his employment or its ending, or any lawsuit, charge or claim, filed or appealed, shall be dismissed or withdrawn by Employee permanently without right to refile or renew that lawsuit, charge or claim.

          c. Employee forever waives and releases the Employer Group from any and all claims, including without limitation race, sex, national origin, handicap, religious, benefit or age discrimination or retaliation, under

              (i) Title VII of the Civil Rights Act of 1964, (42 United States Code beginning at Section 2000e),

              (ii) the Employee Retirement Income Security Act or ERISA, (29 United States Code beginning at Section
                     1001),

              (iii) the Reconstruction Era Civil Rights Acts (42 United States Code beginning at Section 1981),

              (iv) the Age Discrimination in Employment Act "ADEA" (29 United States Code, Sections 621 through 634),

              (v) Americans with Disabilities Act of 1990 "ADA" (42 United States Code beginning at Section 12111), and

              (vi)   the Family and Medical Leave Act of
                     1993 "FMLA" (29 United States Code
                     beginning at Section 2601).



                                    - B-1 -

          d. Employee further forever waives and releases the Employer Group from any and all claims, liabilities, damages, penalties, obligations, actions and causes of action (hereinafter "Claims"), whether past, present or future, whether now known or unknown, and whether arising out of common law, constitution, statute or regulation as long as the Claim arises out of an act or omission occurring on or before the date of this Agreement, which includes but is not limited to Claims arising out of or relating to Employee's employment or Employee's termination, breach of contract, defamation, misrepresentation, public policy, wrongful or constructive termination, infliction of emotional distress, or the California Fair Employment and Housing Act, as amended, California Government Code ss. 12900, et seq., and the California Labor Code, or any Pennsylvania fair employment or discrimination laws or regulations.

          e. Employee further forever waives and gives up any right to payment of attorneys' fees.

          f. Employee further forever waives and renounces any right to reinstatement of employment, whether temporary or permanent, part-time or full-time, in any capacity with Employer, and promises never to apply for or otherwise seek employment with Employer.

          g. As part of this general release, and not by way of limitation, Employee expressly waives any right Employee may have under ss. 1542 of the California Civil Code, which states:

                   "A general release does not extend to claims which
                    the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          h. Employee agrees not to apply for any unemployment benefits as a result of his termination of employment with Employer.

          i. Employee understands and agrees that Employee may later discover facts in addition to or different from those which Employee now knows or believes to be true with respect to the subject matters of this Agreement, but that it is nevertheless Employee's intention by signing this Agreement to fully, finally and forever release any and all claims, whether now known or unknown, suspected or unsuspected, which now exist, may exist or previously have existed as set forth herein.

      2. Employee also promises and agrees not to make any negative or disparaging remarks about the Employer Group or to volunteer, start or encourage any statement or action which could hurt the business or reputation of the Employer Group.

      3. In consideration of Employee's releases set forth herein, and for other good and valuable consideration, the receipt of which is hereby


                                    - B-2 -
acknowledged, Employer agrees that, unless this Agreement is revoked by Employee under Section 15(c) below, Employee shall receive the payments, benefits or other considerations set forth in Section 4 of the Settlement Agreement dated July __, 1996, to which this Agreement is an Exhibit (the "Settlement Agreement").

      4. Employee agrees that the execution by the Employer of the Settlement Agreement and the amounts paid pursuant to the Settlement Agreement are paid in exchange for Employee's promises and releases in Sections 1 and 2, are not otherwise owed to Employee under any policy, obligation or benefit plan of the Employer, and fully satisfy all of Employee's claims against the Employer and the Employer Group.

      5. Employer does not admit any violation of any federal or state statute, the common law, or of Employee's rights. To the contrary, the Employer denies any violation and makes this Agreement only to settle finally all claims and issues relating to Employee's employment, resignation or termination.

      6. Each party represents and acknowledges that in executing this Agreement it/he did not rely and has not relied upon any promise, representation or statement not in this Agreement and Release made by the other party or the other party's attorneys about the subject matter, basis or effect of this Agreement or otherwise.

      8. The provisions of this Agreement and Release are severable; if any part of it is found to be unenforceable, the remaining parts shall remain fully valid and enforceable.

      9. Each party has adequate knowledge of the facts and law with respect to the advisability of making the settlement provided for within, with respect to the advisability of executing this agreement, and with respect to the meaning of California Civil Code Section 1542. Each party has made such investigation of the facts pertaining to this settlement and this Agreement, and all of the matters pertaining thereto, as the party deems necessary. Each party has read this Agreement and understands the contents thereof.

      10. This Agreement shall be deemed to have been executed and delivered within the State of California and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

      11. This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by all parties hereto. In the event of arbitration or litigation hereafter arising from or relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

      12. This Agreement is binding upon and shall inure to the benefit of the parties hereto, and their respective successors.

      13. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with the other signed counterpart(s), shall constitute one Agreement which shall be binding upon and effective as to all parties.


                                    - B-3 -

      14. This Agreement is being made as part of the Settlement Agreement among Employee and others to which this Agreement is an Exhibit. To the extent that there is any conflict between the terms of this Agreement and the Settlement Agreement, the Settlement Agreement shall control.

      15.  Employee is hereby advised:

           a.  to CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS
               AGREEMENT;

           b. that EMPLOYEE HAS TWENTY-ONE (21) DAYS WITHIN WHICH TO CONSIDER AND SIGN THIS AGREEMENT; and

           c. that EMPLOYEE MAY CANCEL THIS AGREEMENT WITHIN SEVEN (7) DAYS AFTER SIGNING THIS AGREEMENT; and that this Agreement is not effective or enforceable until this seven (7) day period has expired.

      16.  EMPLOYEE, BY SIGNING THIS AGREEMENT, UNDERSTANDS AND INTENDS TO
WAIVE ALL CLAIMS AGAINST THE EMPLOYER, THE PROFESSIONAL BANCORP SHAREHOLDERS PROTECTIVE COMMITTEE, AND THEIR RESPECTIVE OFFICERS, EMPLOYEES AND OTHER AGENTS, INCLUDING ALL CLAIMS FOR FEES. EMPLOYEE ADMITS EMPLOYEE ENTERS INTO THIS AGREEMENT KNOWINGLY, VOLUNTARILY AND AFTER HAVING CONSULTED WITH OR HAVING THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY FOR A COMPLETE REVIEW OF THIS DOCUMENT.

      Employee and Employer, by signing below, indicate their knowing and voluntary agreement to the terms hereof.


                                  PROFESSIONAL BANCORP, INC.

                                  By:__________________________________

                                  Title:_______________________________


                                  FIRST PROFESSIONAL BANK NATIONAL
                                        ASSOCIATION

                                  By:___________________________________

                                  Title:________________________________


                                  --------------------------------------
                                  DAVID G. RODEFFER



                                    - B-4 -

                                   EXHIBIT C

1. Professional Bancorp, Inc. v. Martin B. Goldfarb, M.D., et al., No. 2727 in the Philadelphia County, Pennsylvania Court of Common Pleas, Trial Division, June Term 1996.

2. Professional Bancorp, Inc. v. George E. Fern Co., et al., Case No. CV-96-3916 (KMW) (MCX) in the United States District Court for the Central District of California.





                                    - C-1 -